Exhibit 10.1

FORM OF PREFERRED STOCK AGREEMENT

ALTISOURCE ASSET MANAGEMENT CORPORATION

The undersigned participant (the “Participant”) of the 2016 Employee Preferred Stock Plan (the “Plan”) of ALTISOURCE ASSET MANAGEMENT CORPORATION (the “Company”), a copy of which is attached hereto as Exhibit A, hereby acknowledges receipt of              shares of Class      Preferred Stock of the Company (“Preferred Stock”) issued pursuant to the Plan. As required under Section 7 of the Plan, the Participant hereby (i) agrees that such shares of Preferred Stock shall be subject to, and shall be held by [him/her] in accordance with all of the applicable terms and provisions of, the Plan, and (ii) represents and warrants to the Company that [he/she] has acquired such shares of Preferred Stock for investment for [his/her] own account, and (iii) in any event, agrees that [he/she] will not sell or otherwise dispose of said shares other than sales back to the Company upon termination of employment with the Company as required under the provisions of Section 7.02 of the Plan.

The undersigned hereby executes this Preferred Stock Agreement this      day of                     , 201    .

[name of recipient]